Intangible assets (Tables)	12 Months Ended
Dec. 31, 2022
Goodwill and Intangible Assets Disclosure [Abstract]
Schedule of components of acquired intangible asset balances
	2022	2021
	In thousands of USD
Software	$11,689	$9,631
Less: accumulated amortization	(7,167)	(5,763)
Intangible assets, net	$4,522	$3,868

Schedule of future amortization expense of the intangible assets
Year ending December 31,	Amortization expenses
In thousands of USD
2023	$2,080
2024	883
2025	792
2026	576
2027	191
Total	$4,522